UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On November 20, 2017, The Davey Tree Expert Company (the “Company”) entered into waivers (the “Waivers”) under (i) its Third Amended and Restated Credit Agreement, dated as of October 6, 2017, by and among the Company, as borrower, various lending institutions party thereto, as banks, KeyBank National Association, as lead arranger, syndication agent and administrative agent, and PNC Bank, National Association, and Wells Fargo Bank, N.A., as co-documentation agents, (ii) Master Note Purchase Agreement, dated as of July 22, 2010, by and among the Company, as issuer, and Modern Woodmen of America and United of Omaha Life Insurance Company, as purchasers, and (iii) Receivables Financing Agreement, dated as of May 9, 2016, by and among the Company, in its individual capacity and as servicer, Davey Receivables LLC, as borrower, PNC Bank, National Association, as administrative agent and LC bank, and PNC Capital Markets LLC, as structuring agent, as last amended on May 8, 2017 (collectively, the “Financing Documents”).

As reported by the Company in its Current Report on Form 8-K filed on November 9, 2017, the Company is in the process of restating its previously issued audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the previously issued unaudited financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended April 1, 2017 and July 1, 2017 to correct the accounting method historically used by the Company for the classification of the shares of the Company’s common stock held by The Davey 401KSOP and ESOP Plan. Until the restatement is completed, the Company is unable to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 (the “Third Quarter 2017 Form 10-Q”).

The Waivers waive any potential event of default or event of default under the Financing Documents that the Company expects would have been caused by the restatement of its financial statements of prior periods described above and its inability to file timely its Third Quarter 2017 Form 10-Q, including the Company’s inability to deliver financial statements and related certifications and any failure to provide notices of default under the Financing Documents. As a result of the restatement, the Company would also no longer be able to make the representations under the Financing Documents concerning the conformity with GAAP of its previously delivered financial statements, or confirm its prior compliance with certain obligations concerning the maintenance of its books and records in accordance with GAAP. As the restatement is not expected to result in the Company having breached any of the financial covenants in the Financing Documents, the Waivers do not waive or modify any such financial covenants. The Waivers will terminate if the restated financial statements are not delivered on or before December 30, 2017. The Company expects to complete the restatement prior to such date.

The foregoing description of the Waivers does not purport to be complete and is qualified in its entirety by reference to the full text of the Waivers, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward-looking statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable securities laws and regulations. The words “estimates”, “expects” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding the Company’s intent to restate its prior financial statements and estimated timing for such restatement, involve risks and uncertainties which may cause actual results to differ materially from those stated here. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that additional information may arise from the Company’s review, the risk that the process of preparing and auditing the restated financial statements or other subsequent events would require the Company to make additional adjustments and the time and effort required to complete the restatement of its financial statements, as well as other risks described more fully in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements reflect management’s analysis as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments.
Item 9.01.    Financial Statements and Exhibits.

10.1
Waiver No. 1 and Consent, dated as of November 20, 2017, to the Third Amended and Restated Credit Agreement, dated as of October 6, 2017, by and among The Davey Tree Expert Company, as borrower, various lending institutions party thereto, as banks, KeyBank National Association, as lead arranger, syndication agent and administrative agent, and PNC Bank, National Association, and Wells Fargo Bank, N.A., as co-documentation agents.

10.2
Waiver No. 1 and Consent, dated as of November 20, 2017, to the Master Note Purchase Agreement, dated as of July 22, 2010, by and among The Davey Tree Expert Company, as issuer, and Modern Woodmen of America and United of Omaha Life Insurance Company, as purchasers.

10.3
Waiver No. 1 and Consent, dated as of November 20, 2017, to the Receivables Financing Agreement, dated as of May 9, 2016, by and among The Davey Tree Expert Company, in its individual capacity and as servicer, Davey Receivables LLC, as borrower, PNC Bank, National Association, as administrative agent and LC bank, and PNC Capital Markets LLC, as structuring agent, as last amended on May 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul
Executive Vice President, Chief Financial Officer
and Secretary (Principal Financial Officer)
Date: November 21, 2017